UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): May 4, 2018 (May 3, 2018)

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-35713	45-2681082
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2529 Virginia Beach Blvd., Suite 200

Virginia Beach, VA 23452

Registrant’s telephone number, including area code: (757) 627-9088

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Wheeler Real Estate Investment Trust, Inc. (the “Company”) filed Articles Supplementary establishing and fixing the rights and preferences of the Company’s Series D Cumulative Convertible Preferred Stock, without par value (the “Series D Preferred Stock”), as accepted for record by the State Department of Assessments and Taxation of Maryland (the “SDAT”) on September 16, 2016 (the “Articles Supplementary”).

On May 3, 2018, the Company filed a Certificate of Correction (the “Certificate of Correction”) with the SDAT correcting an inadvertently omitted reference to “accumulated amortization” in “Section 10(a) (Mandatory Redemption for Asset Coverage)” of the Articles Supplementary. The applicable language in “Section 10(a) (Mandatory Redemption for Asset Coverage)” of the Articles Supplementary, previously stated:

“If the Corporation fails to maintain asset coverage of at least 200% calculated by determining the percentage value of (i) the Corporation’s total assets plus accumulated depreciation minus the Corporation’s total liabilities and indebtedness as reported in the Corporation’s financial statements prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) (exclusive of the book value of any Redeemable and Term Preferred Stock (as defined herein))”

The applicable language in “Section 10(a) (Mandatory Redemption for Asset Coverage)” of the Articles Supplementary, is corrected in the Certificate of Correction to state as follows:

“If the Corporation fails to maintain asset coverage of at least 200% calculated by determining the percentage value of (i) the Corporation’s total assets plus accumulated depreciation and accumulated amortization minus the Corporation’s total liabilities and indebtedness as reported in the Corporation’s financial statements prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) (exclusive of the book value of any Redeemable and Term Preferred Stock (as defined herein))”

The Certificate of Correction became effective upon filing. The foregoing description of the Certificate of Correction is a summary and is qualified in its entirety by the terms of the Certificate of Correction, a copy of which is filed as Exhibit No. 3.1 to this Current Report on Form 8-K and incorporated by reference into this Item 5.03.

Item 9.01. Financial Statement and Exhibits.

(a) Financial statement of businesses acquired.

Not applicable.

(b) Pro forma financial information.

Not applicable.

(c) Shell company transactions.

Not applicable.

(d) Exhibits.

3.1       Certificate of Correction dated May 3, 2018.

EXHIBIT INDEX

Number	Description of Exhibit

3.1	Certificate of Correction dated May 3, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

By:	/s/ David Kelly
David Kelly President and Chief Executive Officer

Dated: May 4, 2018

4